UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-25380



                        Date of Report: June 8, 2006


                       ULTRADATA SYSTEMS, INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                Delaware                           43-1401158
         -----------------------------------------------------------
         (State of other jurisdiction of        (IRS Employer
          incorporation or organization          Identification No.)


         1240 Dielman Industrial Court, St. Louis, MO      63132
         -----------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                                (314) 997-2250
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

On June 8, 2006 Ultradata fully satisfied the 6 3/4% Convertible Debenture that it had issued to Golden Gate Investors, Inc. on February 14, 2005. Ultradata satisfied the Debenture by a payment of $106,612.40. In connection with that payment, Golden Gate Investors, Inc. agreed to a termination of the Warrant to Purchase Common Stock that had been linked to the Debenture.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ULTRADATA SYSTEMS, INCORPORATED

Dated: June 9, 2006                   By:  /s/ Monte Ross
                                      -----------------------------------
                                      Monte Ross, Chief Executive Officer